Exhibit 10.34

EXECUTION COPY

[CONSOL]

FIRST AMENDMENT TO AMENDED AND RESTATED

RECEIVABLES PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT (this “Amendment”), dated as of May 9, 2007, is entered into among CNX FUNDING CORPORATION, (the “Seller”), CONSOL ENERGY INC. (“CONSOL Energy”), as the initial Servicer (in such capacity, the “Servicer”), the Conduit Purchasers listed on the signature pages hereto, the Purchaser Agents listed on the signature pages hereto, the LC Participants listed on the signature pages hereto and PNC BANK, NATIONAL ASSOCIATION, as Administrator (in such capacity, the “Administrator”) and as LC Bank (in such capacity, the “LC Bank”).

RECITALS

1. Reference is made to that certain Amended and Restated Receivables Purchase Agreement, dated as of April 30, 2007 (the “Agreement”) by and among the parties hereto and the various Sub-Servicers from time to time party thereto; and

2. The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

SECTION 1. Certain Defined Terms. Capitalized terms that are used but not defined herein shall have the meanings set forth in the Agreement.

SECTION 2. Amendment to the Agreement. Section 4 of Exhibit IV to the Agreement is hereby amended by deleting each reference to the date “May 9, 2007” set forth therein and substituting the date “August 1, 2007” therefor.

SECTION 3. Representations and Warranties. Each of the Seller, CONSOL Energy and the Servicer hereby represents and warrants to the Administrator, the Purchaser Agents and the Purchasers as follows:

(a) Representations and Warranties. The representations and warranties made by it in the Transaction Documents are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).

(b) Enforceability. The execution and delivery by such Person of this Amendment, and the performance of each of its obligations under this Amendment and the Agreement, as amended hereby, are within each of its corporate powers and have been duly authorized by all necessary corporate action on its part. This Amendment and the Agreement, as amended hereby, are such Person’s valid and legally binding obligations, enforceable in accordance with its terms.

(c) No Default. Both before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Termination Event or Unmatured Termination Event exists or shall exist.

SECTION 4. Effect of Amendment. All provisions of the Agreement, as expressly amended and modified by this Amendment, shall remain in full force and effect. After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “this Agreement”, “hereof”, “herein” or words of similar effect referring to the Agreement shall be deemed to be references to the Agreement as amended by this Amendment. This Amendment shall not be deemed, either expressly or impliedly, to waive, amend or supplement any provision of the Agreement other than as set forth herein.

SECTION 5. Effectiveness. This Amendment shall become effective as of the date hereof upon receipt by the Administrator of:

(a) counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the other parties hereto; and

(b) such other documents and instruments as the Administrator may reasonably request.

SECTION 6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute but one and the same instrument.

SECTION 7. Governing Law. This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York.

SECTION 8. Section Headings. The various headings of this Amendment are included for convenience only and shall not affect the meaning or interpretation of this Amendment, the Agreement or any provision hereof or thereof.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

SELLER:	CNX FUNDING CORPORATION

By:
Name:
Title:

		Address:	300 Delaware Avenue Suite 567 Wilmington, DE 19801
		Attention:	Treasurer
Telephone:
Facsimile:

INITIAL SERVICER:	CONSOL ENERGY INC.

By:
Name:
Title:

		Address:	CONSOL Plaza 1800 Washington Road Pittsburgh, PA 15241
		Attention:	Treasurer
		Telephone:	412-831-4128
		Facsimile:	412-831-4151

S-1	First Amendment to A&R RPA (CONSOL)

MARKET STREET FUNDING LLC, as a Conduit Purchaser

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as Administrator and as Purchaser Agent for Market Street

By:
Name:
Title:

PNC BANK, NATIONAL ASSOCIATION, as the LC Bank and as an LC Participant

By:
Name:
Title:

S-2	First Amendment to A&R RPA (CONSOL)

LIBERTY STREET FUNDING LLC, as a Conduit Purchaser

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as Purchaser Agent for Liberty Street

By:
Name:
Title:

THE BANK OF NOVA SCOTIA, as an LC Participant

By:
Name:
Title:

S-3	First Amendment to A&R RPA (CONSOL)